# Table of Contents

FedEx

**FedEx Pricing Agreement**

PRS 8028372

**Agreement Number:** 3875493

**Customer Name:** TRUXMART

**Effective Date:** See Below ("Effective Date")

Customer, including any of its divisions, subsidiaries and affiliates, a majority (defined as 51%) of whose voting stock is directly or indirectly owned by Customer ("Customer" herein), and FedEx agree to enter into this FedEx Pricing Agreement (the "Agreement") subject to the following terms and conditions.

1. **Pricing**. FedEx agrees to provide to Customer transportation services under the terms contained in this Agreement. Pricing for FedEx Express and/or FedEx Ground and/or FedEx SmartPost services is attached and incorporated by reference. A courtesy copy of Customer's pricing reflected as net rates is available upon request from Customer's FedEx sales professional. Net rate sheets are provided as a courtesy and are not incorporated within the Agreement.

The pricing provided to Customer is for Customer's exclusive use and benefit and may not be resold or otherwise extended to any other party without prior written consent of FedEx. The pricing is effective the later of the date identified above, if any, or within five business days following possession of a fully executed Agreement by FedEx's authorized representative ("Effective Date"). Only the account and barcode numbers verified by FedEx will participate in the pricing. Only the billed account and barcode number will receive the applicable pricing and revenue credit. To add an account or location, Customer must notify the FedEx sales executive in writing at least seven days in advance.

2. **Service Guide**. Each shipment made with FedEx is subject to the country of origin location's terms and conditions of carriage and the FedEx Service Guide in effect at the time of shipment, which terms are incorporated into this Agreement by reference. FedEx reserves the right to modify the FedEx Service Guide, including a modification of the published transportation rates, at anytime without notice. Customer is directed to the FedEx web site www.fedex.com for changes in the FedEx Service Guide. In the event there is a conflict between this Agreement and the FedEx Service Guide, the provisions of this Agreement control. FedEx SmartPost shipments under this agreement are subject to the terms and conditions set forth at www.fedex.com/us/smartpostguide in effect on date of shipment.

3. **Payment Terms**. Payment is due at the time services are rendered. FedEx may, however, extend credit privileges. The invoice date begins the credit term cycle, and payment is due within the number of days specified below from the invoice date. However, invoices for duties and taxes are payable on receipt. Customer agrees that remaining current on all payables is a condition to the extension of credit and pricing. Failure to comply with payment terms may result in denial of credit or removal of applicable pricing. FedEx reserves the right to discontinue credit privileges at any time upon notice and for any reason.

Payment Terms: 15 days

4. **Automation**. Customer agrees that all shipping locations will use a FedEx online or FedEx compatible shipping solution that is approved and authorized by FedEx, and an agreement for the placement or use of any such shipping solution shall be accepted prior to such use.

5. **Confidentiality**. Both FedEx and Customer agree that the terms of this Agreement, including the attached pricing, are confidential and shall be held in strict confidence by both parties and may not be disclosed unless required by law. Customer agrees not to post or publicly display the terms or the pricing. FedEx and Customer also agree that any discussions or negotiations regarding the attached pricing or any changes thereto (including but not limited to future pricing offerings) are also confidential and are pursuant to this provision of confidentiality. Notwithstanding the foregoing, disclosure to subsidiaries, affiliates and related entities of FedEx is permitted without prior authorization.

6. **Term**. This Agreement commences on the Effective Date and continues until terminated by either party.

7. **Termination**. Either party may terminate this Agreement immediately upon notice for the other party's noncompliance with its terms. Either party may terminate this Agreement without cause and without penalty at any time upon 30 days prior written notice to the other.

8. **Prior Agreements**. This Agreement supersedes all Pricing Agreements and Addenda, if any, for FedEx Express and/or FedEx Ground and/or FedEx SmartPost services between FedEx and Customer for the designated account(s) and bar code number(s) relating to the services and package types covered by this Agreement and identified on the respective pricing attachments.

9. **No Modifications**. Any alterations to this document by either party will render it null and void.

10. **Other**. This Agreement does not provide for the shipment of alcohol or other items or commodities that may be prohibited by law or by the FedEx Service Guide and/or FXF 100 Series Rules Tariff, as applicable. Such commodities require a separate agreement.

11. **Electronic Storage**. Either Party may copy this completed Agreement for electronic storage in a non-editable format, at which time the paper form of this Agreement may be destroyed. Customer and FedEx each agree that following the electronic storage of this Agreement, any hard copy printout of that electronically stored information will constitute an original of this Agreement.

12. **Offer Expiration**. This Offer of pricing expires if not signed by 11/08/2014

**IN WITNESS WHEREOF, the parties hereby execute this Agreement as of the last date provided below:**

**TRUXMART** ("Customer")

By: Steven Rossi

Title: President

Date: 03:03 PM 09/26/2014

**FEDERAL EXPRESS CORPORATION AND**
**FEDEX GROUND PACKAGE SYSTEM, INC.**
(collectively, "FedEx") By their agent
FedEx Corporate Services, Inc.

By: Dean Maciuba

Title: AE

Date: 03:03 PM 09/26/2014

Employee No.: 14896

FedEx®

## Express Pricing Attachment

PRS 8028372

**Agreement Number:** 3875493

**Customer Name:** TRUXMART

**Effective Date:** See Agreement ("Effective Date")

The pricing applies only to the following FedEx account numbers. If the account number is a national account number or a specific subgroup, unless otherwise noted the pricing applies to all individual FedEx account numbers associated with the national account or subgroup number(s):

Account(s) 138903770

**U.S. DOMESTIC EXPRESS**

Pricing for U.S. Domestic Express services applies to U.S. payor FedEx accounts for shipments with a U.S. origin and a U.S. destination.

Domestic Freight pricing is subject to minimum charges, which are set forth in the FedEx Service Guide.

Customer's Express pricing is expressed as a percentage discount off of the Base Rate identified in the table below. Discounts do not apply to ancillary service fees, surcharges, special handling fees or other charges and are applicable for the time period(s) specified below.

| Term | Term Start | Term End | Base Rate |
|---|---|---|---|
| 1 | Month 1 | * | Service Guide in effect on date of Shipment |

* Except where Customer's Base Rate is identified as LIST (in such case all of Customer's discounts expire and Customer moves to published list rates for the services identified), Customer's Express pricing does not expire and shall remain in effect unless otherwise terminated by Customer or FedEx as specified in the Agreement. FedEx reserves the right to change Customer's pricing program structure upon notice.

The following service(s) will be charged at the FedEx Service Guide rates in effect on the date of shipment:
FedEx First Overnight Envelope
FedEx First Overnight

**Base Discounts:**

Discounts are stated as percentages and any minimums are stated as U.S. dollar amounts.

**FedEx Priority Overnight Envelope**

| Zones => | 2 | 3 | 4 | 5 | 6 | 7 | 8 | 9 -10 | 11-12 | 13-16 |
|---|---|---|---|---|---|---|---|---|---|---|
| Envelope % | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |
| Minimum Reduction Amount | 10.50 | 10.50 | 10.50 | 10.50 | 10.50 | 10.50 | 10.50 | 10.50 | 10.50 | 10.50 |

*Unless otherwise stated, the Minimum Charge is the list rate for the minimum billable weight in zone 2.*

**FedEx Priority Overnight Pak**

| Zones => | 2 | 3 | 4 | 5 | 6 | 7 | 8 | 9 -10 | 11-12 | 13-16 |
|---|---|---|---|---|---|---|---|---|---|---|
| Pak (1-2 lbs.) % | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |
| Minimum Reduction Amount | 13.75 | 13.75 | 13.75 | 13.75 | 13.75 | 13.75 | 13.75 | 13.75 | 13.75 | 13.75 |

*Unless otherwise stated, the Minimum Charge is the list rate for the minimum billable weight in zone 2.*

**FedEx Priority Overnight**

| Zones => | 2 | 3 | 4 | 5 | 6 | 7 | 8 | 9 -10 | 11-12 | 13-16 |
|---|---|---|---|---|---|---|---|---|---|---|
| 1+ lbs. % | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |
| Minimum Reduction Amount | 13.75 | 13.75 | 13.75 | 13.75 | 13.75 | 13.75 | 13.75 | 13.75 | 13.75 | 13.75 |

*Unless otherwise stated, the Minimum Charge is the list rate for the minimum billable weight in zone 2.*

**FedEx Standard Overnight Envelope**

| Zones => | 2 | 3 | 4 | 5 | 6 | 7 | 8 | 9 | 13-16 |
|---|---|---|---|---|---|---|---|---|---|
| Envelope % | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |
| Minimum Reduction Amount | 8.75 | 8.75 | 8.75 | 8.75 | 8.75 | 8.75 | 8.75 | 8.75 | 8.75 |

*Unless otherwise stated, the Minimum Charge is the list rate for the minimum billable weight in zone 2.*

**FedEx Standard Overnight Pak**

| Zones => | 2 | 3 | 4 | 5 | 6 | 7 | 8 | 9 | 13-16 |
|---|---|---|---|---|---|---|---|---|---|
| Pak (1-2 lbs.) % | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |
| Minimum Reduction Amount | 10.40 | 10.40 | 10.40 | 10.40 | 10.40 | 10.40 | 10.40 | 10.40 | 10.40 |

*Unless otherwise stated, the Minimum Charge is the list rate for the minimum billable weight in zone 2.*

**FedEx Standard Overnight**

| Zones => | 2 | 3 | 4 | 5 | 6 | 7 | 8 | 9 | 13-16 |
|---|---|---|---|---|---|---|---|---|---|
| 1+ lbs. % | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |
| Minimum Reduction Amount | 10.40 | 10.40 | 10.40 | 10.40 | 10.40 | 10.40 | 10.40 | 10.40 | 10.40 |

*Unless otherwise stated, the Minimum Charge is the list rate for the minimum billable weight in zone 2.*

**FedEx 2 Day AM Envelope**

| Zones => | 2 | 3 | 4 | 5 | 6 | 7 | 8 | 9 | 13-16 |
|---|---|---|---|---|---|---|---|---|---|
| Envelope % | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |
| Minimum Reduction Amount | 5.79 | 5.79 | 5.79 | 5.79 | 5.79 | 5.79 | 5.79 | 5.79 | 5.79 |

*Unless otherwise stated, the Minimum Charge is the list rate for the minimum billable weight in zone 2.*

**FedEx 2 Day AM**

| Zones => | 2 | 3 | 4 | 5 | 6 | 7 | 8 | 9 | 13-16 |
|---|---|---|---|---|---|---|---|---|---|
| 1+ lbs. % | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |
| Minimum Reduction Amount | 6.30 | 6.30 | 6.30 | 6.30 | 6.30 | 6.30 | 6.30 | 6.30 | 6.30 |

*Unless otherwise stated, the Minimum Charge is the list rate for the minimum billable weight in zone 2.*

**FedEx 2Day Envelope**

| Zones => | 2 | 3 | 4 | 5 | 6 | 7 | 8 | 9 -10 | 11-12 | 13-16 |
|---|---|---|---|---|---|---|---|---|---|---|
| Envelope % | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |
| Minimum Reduction Amount | 5.50 | 5.50 | 5.50 | 5.50 | 5.50 | 5.50 | 5.50 | 5.50 | 5.50 | 5.50 |

*Unless otherwise stated, the Minimum Charge is the list rate for the minimum billable weight in zone 2.*

**FedEx 2Day**

| Zones => | 2 | 3 | 4 | 5 | 6 | 7 | 8 | 9 -10 | 11-12 | 13-16 |
|---|---|---|---|---|---|---|---|---|---|---|
| 1+ lbs. % | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |
| Minimum Reduction Amount | 5.45 | 5.45 | 5.45 | 5.45 | 5.45 | 5.45 | 5.45 | 5.45 | 5.45 | 5.45 |

*Unless otherwise stated, the Minimum Charge is the list rate for the minimum billable weight in zone 2.*

**FedEx Express Saver**

| Zones => | 2 | 3 | 4 | 5 | 6 | 7 | 8 |
|---|---|---|---|---|---|---|---|
| 1+ lbs. % | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 | 0.00 |
| Minimum Reduction Amount | 4.80 | 4.80 | 4.80 | 4.80 | 4.80 | 4.80 | 4.80 |

*Unless otherwise stated, the Minimum Charge is the list rate for the minimum billable weight in zone 2.*

**Earned Discounts:**

In order for a shipment to count toward Customer's earned discount threshold or to receive an applicable earned discount, the shipment must be billed to a FedEx account number that is eligible for earned discounts and, if an automation device is used, shipped from an earned discount compatible automation device. Customer shall not be entitled to invoice adjustments for earned discounts for use of account numbers or automation devices that are not eligible for earned discounts.

The following ED program shall be applied to all categories assigned the same Program Number.

| | |
|---|---|
| Earned Discount Program Number | 1 |

Grace Period:
Beginning with the Effective Date of this Agreement, Customer shall receive the following additional discounts for the time period specified below as the Grace Period. Discounts apply to the Base Rate specified for each applicable service in effect at the time of shipment. Discounts do not apply to ancillary service fees, surcharges, special handling fees or other charges and are applicable for the time period(s) specified below.

At the conclusion of the Grace Period, Customer's discounts will be determined based upon Customer's actual shipping activity as follows:

Customer's Base Transportation Charges (annualized) will be calculated weekly to determine Customer's discount, from the table below, for the following week. Customer's annualized charges shall be based upon the frequency identified below (for example: On a 52 week frequency, beginning with the shipments during the last week of the Grace Period, Customer's Base Transportation Charges will be divided by the corresponding number of weeks. After 52 weeks, the Base Transportation Charges for the most recent 52 weeks are used. The last week of Customer's Grace Period shall be the first week used for this calculation.).

Base Transportation Charges are before discounts are applied, and do not include ancillary service fees, surcharges, special handling fees or other charges.

| **Grace Period Discounts: 4 Weeks** | |
|---|---|
| **Service(s)** | **Discount(s)** |
| FedEx Priority Overnight Envelope | 35.00% |
| FedEx Priority Overnight Paks and Packages | 35.00% |
| FedEx Standard Overnight Envelope | 35.00% |
| FedEx Standard Overnight Paks and Packages | 35.00% |
| FedEx 2 Day AM Envelope | 30.00% |
| FedEx 2 Day AM Packages | 30.00% |
| FedEx 2Day Envelope | 30.00% |
| FedEx 2Day Packages | 30.00% |
| FedEx Express Saver Packages | 30.00% |

Service Groupings used in the Earned Discount Calculation.
For each of the Service Groupings below, revenue will be combined from U.S. payer accounts for all applicable billing options (Outbound, Inbound, Third Party and Recipient Bill):

**Domestic Express**
**International Express:** International Express revenue includes U.S. Export, U.S. Import, Non-U.S. Origin International, Global Third-Party, Puerto Rico Southbound, Puerto Rico Northbound and Intra Puerto Rico shipments, International Express Distribution Services and International Mail Service billed to the account numbers identified herein.
**Ground:** Includes single piece, net multiweight and return shipments
**Home Delivery:** Includes single piece, net multiweight and return shipments
**SmartPost:** Includes all services

Revenue will be aggregated at the local facility level and any corresponding discount(s) will also be applied at the local facility level.

Frequency: 52 Weeks

| **Service(s)** | **Annualized Base Transportation Charges** | | | **Earned Discount** |
|---|---|---|---|---|
| FedEx Priority Overnight Envelope<br>FedEx Priority Overnight Paks and Packages<br>FedEx Standard Overnight Envelope<br>FedEx Standard Overnight Paks and Packages | $0.00 | To | $120,999.99 | 0.00% |
| | $121,000.00 | To | $261,999.99 | 20.00% |
| | $262,000.00 | To | $536,999.99 | 25.00% |
| | $537,000.00 | To | $670,999.99 | 30.00% |
| | $671,000.00 | To | $805,999.99 | 32.00% |
| | $806,000.00 | Plus | | 35.00% |

| **Service(s)** | **Annualized Base Transportation Charges** | | | **Earned Discount** |
|---|---|---|---|---|
| FedEx 2 Day AM Envelope<br>FedEx 2 Day AM Packages<br>FedEx 2Day Envelope<br>FedEx 2Day Packages<br>FedEx Express Saver Packages | $0.00 | To | $120,999.99 | 0.00% |
| | $121,000.00 | To | $261,999.99 | 15.00% |
| | $262,000.00 | To | $536,999.99 | 20.00% |
| | $537,000.00 | To | $670,999.99 | 25.00% |
| | $671,000.00 | To | $805,999.99 | 27.00% |
| | $806,000.00 | Plus | | 30.00% |

**BONUS DISCOUNT PRICING**

**Automation Bonus Discount**

In consideration of Customer using an approved automation device, Customer will receive the automation bonus discount identified below for the time period(s) and service(s) specified.

Upon the request of Customer, FedEx will provide a list of automation bonus discount eligible devices. Automation bonus discount devices are subject to change by FedEx. Where Customer uses an automation bonus discount eligible device, Customer's automation bonus discount is in addition to any other discounts.

From the Effective Date of this Agreement, a per package discount will apply to the gross Express transportation charges (excluding surcharges, accessorials and other ancillary fees) on all packages, according to the following table.

| Service(s) | Discount(s) |
|---|---|
| FedEx Priority Overnight Envelope | 10.00% |
| FedEx Priority Overnight Paks and Packages | 10.00% |
| FedEx Standard Overnight Envelope | 10.00% |
| FedEx Standard Overnight Paks and Packages | 10.00% |
| FedEx 2 Day AM Envelope | 10.00% |
| FedEx 2 Day AM Packages | 10.00% |
| FedEx 2Day Envelope | 10.00% |
| FedEx 2Day Packages | 10.00% |
| FedEx Express Saver Packages | 10.00% |

**Minimum Package Charge**: For each package, Customer agrees to pay the greater of the net package charge based on Customer discounts, if any, for a given service or the minimum net package charge as determined by FedEx.

**Commitments:**

Customer's pricing is based upon Customer's Shipping Commitments. Customer shall achieve and maintain each of the following minimum Shipping Commitments within 90 days of the Effective Date. Customer shall provide FedEx with no less than 10 days notice following any divestiture of accounts receiving pricing pursuant to this Agreement. In the event of a merger or acquisition, Customer shall notify FedEx's Sales Executive in writing at least thirty (30) days in advance of locations and accounts for pricing to apply to such accounts. In the event any merger, acquisition or divestiture materially alters Customer's shipping profile, FedEx reserves the right to modify any or all of the Shipping Commitments in this Agreement upon thirty (30) days written or electronically transmitted notice.

Deviation from these Shipping Commitments may result in pricing changes that more accurately reflect Customer's actual shipping patterns or in the removal of all discounted pricing. FedEx will provide 30 days written or electronically transmitted notice of any such changes.

On average, Customer agrees to tender the following number of packages to FedEx Express on a daily basis:

| | |
|---|---|
| **Minimum Packages Per Day** | **1 Packages** |

Customer agrees to maintain the following Average Weight Per Package during the term of this Agreement. Weight Per Package is calculated by dividing the weight of all express packages shipped by Customer since the Effective Date by the total number of those packages.

| | |
|---|---|
| **Average Weight** | **2 Pounds** |

**MONEY BACK GUARANTEE AND OTHER PROVISIONS**

In consideration of the discounts contained herein, Customer waives the right to request refunds under the Money-Back Guarantee Policy provisions of the FedEx Service Guide for all FedEx Express Services.

Customer may have a customized Domestic Express Freight pricing program. Any such pricing is not superseded by this Agreement. Please refer to the applicable contract for specific pricing and contract terms.

Customer's express Special Program(s) pricing is expiring and is replaced with the pricing identified herein.

FedEx®

## Ground Pricing Attachment

M14,M3,M6,M8,w

PRS 8028372

**Agreement Number:** 3875493

**Customer Name:** TRUXMART

**Effective Date:** See Agreement ("Effective Date")

The pricing applies only to the following FedEx account numbers. If the account number is a national account number or a specific subgroup, unless otherwise noted the pricing applies to all individual FedEx account numbers associated with the national account or subgroup number(s):

Account(s) 138903770

### GROUND SINGLE PIECE

The incentives in this section apply to **Commercial Business ONLY**. The incentives relating to the same Ground services are additive and are applied to the Base Transportation Charges identified in the table below and are not applied to special handling fees, surcharges, ancillary or other charges.

Customer's Ground pricing is expressed as a percentage discount off of the Base Rate identified in the table below. Discounts do not apply to ancillary service fees, surcharges, special handling fees or other charges and are applicable for the time period(s) specified below.

| Term | Term Start | Term End | Base Rate |
|---|---|---|---|
| 1 | Month 1 | * | Service Guide in effect on date of Shipment |

* Customer's Ground pricing does not expire and shall remain in effect unless otherwise terminated by Customer or FedEx as specified in the Agreement. FedEx reserves the right to change Customer's pricing program structure upon notice.

**Base Discounts:**

Weight/Zone Matrix: The weight and zone associated with a package will be used to determine, from the table(s) below, an additional incentive to be applied to reduce the base package charge.

| Service(s): | Package Type(s): |
|---|---|
| Continental US Ground | 3P,OB,RB |

| Package Weight | 2 | 3 | 4 | 5 | 6 | 7 | 8 |
|---|---|---|---|---|---|---|---|
| 1 to 10 lbs. | 10.00% | 10.00% | 10.00% | 10.00% | 10.00% | 10.00% | 10.00% |
| 11 to 40 lbs. | 20.00% | 20.00% | 20.00% | 20.00% | 20.00% | 20.00% | 20.00% |
| 41 to 150 lbs. | 30.00% | 30.00% | 30.00% | 30.00% | 30.00% | 30.00% | 30.00% |

**Earned Discounts:**

In order for a shipment to count toward Customer's earned discount threshold or to receive an applicable earned discount, the shipment must be billed to a FedEx account number that is eligible for earned discounts and, if an automation device is used, shipped from an earned discount compatible automation device. Customer shall not be entitled to invoice adjustments for earned discounts for use of account numbers or automation devices that are not eligible for earned discounts.

The following ED program shall be applied to all categories assigned the same Program Number.

| | |
|---|---|
| Earned Discount Program Number | 1 |

Grace Period:

Beginning with the Effective Date of this Agreement, Customer shall receive the following additional discounts for the time period specified below as the Grace Period. Discounts apply to the Base Rate specified for each applicable service in effect at the time of shipment. Discounts do not apply to ancillary service fees, surcharges, special handling fees or other charges and are applicable for the time period(s) specified below.

At the conclusion of the Grace Period, Customer's discounts will be determined based upon Customer's actual shipping activity as follows:

Customer's Base Transportation Charges (annualized) will be calculated weekly to determine Customer's discount, from the table below, for the following week. Customer's annualized charges shall be based upon the frequency identified below (for example: On a 52 week frequency, beginning with the shipments during the last week of the Grace Period, Customer's Base Transportation Charges will be divided by the corresponding number of weeks. After 52 weeks, the Base Transportation Charges for the most recent 52 weeks are used. The last week of Customer's Grace Period shall be the first week used for this calculation.).

Base Transportation Charges are before discounts are applied, and do not include ancillary service fees, surcharges, special handling fees or other charges.

| Grace Period Discounts: 4 Weeks | |
|---|---|
| **Service(s)** | **Discount(s)** |
| Continental US Ground- Outbound Prepaid | 8.00% |
| Continental US Ground - 3rd Party Billing | 8.00% |
| Continental US Ground - Inbound Collect | 8.00% |
| Continental US Ground - Recipient Billing | 8.00% |

Service Groupings used in the Earned Discount Calculation.
For each of the Service Groupings below, revenue will be combined from U.S. payer accounts for all applicable billing options (Outbound, Inbound, Third Party and Recipient Bill):

**Domestic Express**
**International Express:** International Express revenue includes U.S. Export, U.S. Import, Non-U.S. Origin International, Global Third-Party, Puerto Rico Southbound, Puerto Rico Northbound and Intra-Puerto Rico shipments, International Express Distribution Services and International Mail Service billed to the account numbers identified herein.
**Ground:** Includes single piece, net multiweight and return shipments
**Home Delivery:** Includes single piece, net multiweight and return shipments
**SmartPost:** Includes all services

Revenue will be aggregated at the local facility level and any corresponding discount(s) will also be applied at the local facility level.

Frequency: 52 Weeks

| Service(s) | Annualized Base Transportation Charges | | | Earned Discount |
|---|---|---|---|---|
| | $0.00 | To | $120,999.99 | 0.00% |
| Continental US Ground- Outbound Prepaid | $121,000.00 | To | $261,999.99 | 5.00% |
| Continental US Ground - 3rd Party Billing | $262,000.00 | To | $536,999.99 | 6.00% |
| Continental US Ground - Inbound Collect | $537,000.00 | To | $670,999.99 | 7.00% |
| Continental US Ground - Recipient Billing | $671,000.00 | To | $805,999.99 | 7.50% |
| | $806,000.00 | Plus | | 8.00% |

Minimum Package Charge: For each package, Customer agrees to pay the greater of the net package charge based on Customer's discounts, if any, for a given service or the minimum net package charge as defined below.

The minimum net package charge will be the base rate defined for the service for the zone(s) and weight(s) shown or the rate per package shown below.

| Service(s) | Package Type(s) | Minimum Net Package Charge |
|---|---|---|
| Continental US Ground | 3P | Zone 2 , 1 Pound |
| Continental US Ground | IB | Zone 2 , 1 Pound |
| Continental US Ground | OB | Zone 2 , 1 Pound |
| Continental US Ground | RB | Zone 2 , 1 Pound |

**Commitments:**
Customer's pricing is based upon Customer's Shipping Commitments. Customer shall achieve and maintain each of the following minimum Shipping Commitments within 90 days of the Effective Date. Customer shall provide FedEx with no less than 10 days notice following any divestiture of accounts receiving pricing pursuant to this Agreement. In the event of a merger or acquisition, Customer shall notify FedEx's Sales Executive in writing at least thirty (30) days in advance of locations and accounts for pricing to apply to such accounts. In the event any merger, acquisition or divestiture materially alters Customer's shipping profile, FedEx reserves the right to modify any or all of the Shipping Commitments in this Agreement upon thirty (30) days written or electronically transmitted notice.

Deviation from these Shipping Commitments may result in pricing changes that more accurately reflect Customer's actual shipping patterns or in the removal of all discounted pricing. FedEx will provide 30 days written or electronically transmitted notice of any such changes.

On average, Customer agrees to tender the following number of packages to FedEx on a daily basis:

| | |
|---|---|
| **Minimum Packages Per Day** | **2 Packages** |

Customer agrees to maintain the following Average Weight Per Package during the term of this Agreement. Average Weight Per Package is calculated by dividing the weight of all applicable packages shipped by Customer since the Effective Date by the total number of those packages.

| Average Weight | 52 Pounds |
|---|---|

**HOME DELIVERY SINGLE PIECE**

The incentives relating to the same Home Delivery services are additive and are applied to the Base Transportation Charges identified in the table below and are not applied to special handling fees, surcharges, ancillary or other charges.

Customer's Ground pricing is expressed as a percentage discount off of the Base Rate identified in the table below. Discounts do not apply to ancillary service fees, surcharges, special handling fees or other charges and are applicable for the time period(s) specified below.

| Term | Term Start | Term End | Base Rate |
|---|---|---|---|
| 1 | Month 1 | * | Service Guide in effect on date of Shipment |

* Customer's Ground pricing does not expire and shall remain in effect unless otherwise terminated by Customer or FedEx as specified in the Agreement. FedEx reserves the right to change Customer's pricing program structure upon notice.

**Base Discounts:**

Weight/Zone Matrix: The weight and zone associated with a package will be used to determine, from the table(s) below, an additional incentive to be applied to reduce the base package charge.

| Service(s): | Package Type(s): |
|---|---|
| FedEx Home Delivery | 3P,OB |

| Package Weight | 2 | 3 | 4 | 5 | 6 | 7 | 8 |
|---|---|---|---|---|---|---|---|
| 1 to 10 lbs. | 8.00% | 8.00% | 8.00% | 8.00% | 8.00% | 8.00% | 8.00% |
| 11 to 40 lbs. | 18.00% | 18.00% | 18.00% | 18.00% | 18.00% | 18.00% | 18.00% |
| 41 to 70+ lbs. | 28.00% | 28.00% | 28.00% | 28.00% | 28.00% | 28.00% | 28.00% |

**Earned Discounts:**

In order for a shipment to count toward Customer's earned discount threshold or to receive an applicable earned discount, the shipment must be billed to a FedEx account number that is eligible for earned discounts and, if an automation device is used, shipped from an earned discount compatible automation device. Customer shall not be entitled to invoice adjustments for earned discounts for use of account numbers or automation devices that are not eligible for earned discounts.

The following ED program shall be applied to all categories assigned the same Program Number.

| Earned Discount Program Number | 1 |
|---|---|

Grace Period:

Beginning with the Effective Date of this Agreement, Customer shall receive the following additional discounts for the time period specified below as the Grace Period. Discounts apply to the Base Rate specified for each applicable service in effect at the time of shipment. Discounts do not apply to ancillary service fees, surcharges, special handling fees or other charges and are applicable for the time period(s) specified below.

At the conclusion of the Grace Period, Customer's discounts will be determined based upon Customer's actual shipping activity as follows:

Customer's Base Transportation Charges (annualized) will be calculated weekly to determine Customer's discount, from the table below, for the following week. Customer's annualized charges shall be based upon the frequency identified below (for example: On a 52 week frequency, beginning with the shipments during the last week of the Grace Period, Customer's Base Transportation Charges will be divided by the corresponding number of weeks. After 52 weeks, the Base Transportation Charges for the most recent 52 weeks are used. The last week of Customer's Grace Period shall be the first week used for this calculation.).

Base Transportation Charges are before discounts are applied, and do not include ancillary service fees, surcharges, special handling fees or other charges.

| Grace Period Discounts: 4 Weeks | |
|---|---|
| **Service(s)** | **Discount(s)** |
| FedEx Home Delivery - Outbound Prepaid | 8.00% |
| FedEx Home Delivery - 3rd Party Billing | 8.00% |

Service Groupings used in the Earned Discount Calculation.

For each of the Service Groupings below, revenue will be combined from U.S. payer accounts for all applicable billing options (Outbound, Inbound, Third Party and Recipient Bill):

**Domestic Express**

**International Express:** International Express revenue includes U.S. Export, U.S. Import, Non-U.S. Origin International, Global Third-Party, Puerto Rico Southbound, Puerto Rico Northbound and Intra-Puerto Rico shipments, International Express Distribution Services and International Mail Service billed to the account numbers identified herein.

**Ground:** Includes single piece, net multiweight and return shipments

**Home Delivery:** Includes single piece, net multiweight and return shipments
**SmartPost:** Includes all services

Revenue will be aggregated at the local facility level and any corresponding discount(s) will also be applied at the local facility level.

Frequency: 52 Weeks

| Service(s) | Annualized Base Transportation Charges | | | Earned Discount |
|---|---|---|---|---|
| FedEx Home Delivery - Outbound Prepaid<br>FedEx Home Delivery - 3rd Party Billing | $0.00 | To | $120,999.99 | 0.00% |
| | $121,000.00 | To | $261,999.99 | 5.00% |
| | $262,000.00 | To | $536,999.99 | 6.00% |
| | $537,000.00 | To | $670,999.99 | 7.00% |
| | $671,000.00 | To | $805,999.99 | 7.50% |
| | $806,000.00 | Plus | | 8.00% |

Minimum Package Charge: For each package, Customer agrees to pay the greater of the net package charge based on Customer's discounts, if any, for a given service or the minimum net package charge as defined below.

The minimum net package charge will be the base rate defined for the service for the zone(s) and weight(s) shown or the rate per package shown below.

| Service(s) | Package Type(s) | Minimum Net Package Charge |
|---|---|---|
| FedEx Home Delivery | 3P | Zone 2 , 1 Pound |
| FedEx Home Delivery | OB | Zone 2 , 1 Pound |

**Commitments:**
Customer's pricing is based upon Customer's Shipping Commitments. Customer shall achieve and maintain each of the following minimum Shipping Commitments within 90 days of the Effective Date. Customer shall provide FedEx with no less than 10 days notice following any divestiture of accounts receiving pricing pursuant to this Agreement. In the event of a merger or acquisition, Customer shall notify FedEx's Sales Executive in writing at least thirty (30) days in advance of locations and accounts for pricing to apply to such accounts. In the event any merger, acquisition or divestiture materially alters Customer's shipping profile, FedEx reserves the right to modify any or all of the Shipping Commitments in this Agreement upon thirty (30) days written or electronically transmitted notice.

Deviation from these Shipping Commitments may result in pricing changes that more accurately reflect Customer's actual shipping patterns or in the removal of all discounted pricing. FedEx will provide 30 days written or electronically transmitted notice of any such changes.

On average, Customer agrees to tender the following number of packages to FedEx on a daily basis:

| | |
|---|---|
| **Minimum Packages Per Day** | **8 Packages** |

Customer agrees to maintain the following Average Weight Per Package during the term of this Agreement. Average Weight Per Package is calculated by dividing the weight of all applicable packages shipped by Customer since the Effective Date by the total number of those packages.

| | |
|---|---|
| **Average Weight** | **55 Pounds** |

**SPECIAL HANDLING FEES AND OTHER CHARGES**
All Special Handling Fees, surcharges, ancillary service fees, average minimum weights for shipment weight rating, dimensional weight or other charges will be assessed as per the FedEx Service Guide in effect on the date of shipment except as detailed below. Discounts stated below shall be off the FedEx Service Guide in effect on the date of shipment unless otherwise stated and shall be applied to U.S. payor FedEx accounts. Dimensional weighting will be applied as per the FedEx service Guide in effect on the date of shipment except as detailed below.

| Term | Term Start | Term End |
|---|---|---|
| 1 | Month 1 | Month 36 |
| 2 | Month 37 | * |

* Customer's Surcharge Reduction(s) as defined for this term below does not expire and shall remain in effect unless otherwise terminated by Customer or FedEx as specified in the Agreement.

Term 1
Surcharge Exceptions

| Extra Service Charge(s) | Base Surcharge Rates | Reduction |
|---|---|---|
| Declared Value | Service Guide in effect on Date of Shipment | 100.0% |
| Oversize Charge | Service Guide in effect on Date of Shipment | 68.0% |

Term 2
Surcharge Exceptions

| Extra Service Charge(s) | Base Surcharge Rates | Reduction |
|---|---|---|
| Declared Value | Service Guide in effect on Date of Shipment | 0.0% |
| Oversize Charge | Service Guide in effect on Date of Shipment | 0.0% |

## MONEY BACK GUARANTEE AND OTHER PROVISIONS

Customer agrees to declare all extra service charges. FedEx reserves the right to assess applicable extra service charges on packages that Customer does not properly declare.

The following package type abbreviations are defined as follows:

- OB Outbound prepaid packages picked up at the Customer's facility
- IB Packages received by and billed to Customer (placard enrollment required)
- 3P Packages shipped for the Customer by a third party
- RB Packages received by and billed to Customer
- PRP Package Returns Packages received at the Customer's facility
- ZJ Zone jump packages dropped into designated hub(s) and terminal(s)
- RM Return Manager packages received at the Customer's facility
- TBIB Trans-Border packages tendered at U.S. designated hub(s) and terminal(s) received by and billed to Customer (placard enrollment required)
- TBRB Trans-Border packages tendered at U.S. designated hub(s) and terminal(s) received by and billed to Customer
- TB3P Trans-Border packages tendered at U.S. designated hub(s) and terminal(s) shipped for the Customer by a third party

In consideration of the discounts contained herein, Customer waives the right to request refunds under the Money-Back Guarantee Policy provisions of the FedEx Service Guide for all FedEx Ground services.

In consideration for the discounts and pricing provided to Customer in this Agreement, Customer waives the right to file claims for loss, damage, misdelivery or non-delivery, if any, in excess of a maximum of One Hundred dollars ($100.00) for any Ground package, tendered to FedEx for delivery under Customer's FedEx Ground account number(s), regardless of such shipment's value or the fact that a declared value was designated at time of shipment. Customer specifically acknowledges that they have the opportunity to declare a value on any shipment, and have chosen not to do so on all shipments tendered under this Agreement. Customer requests, and FedEx hereby agrees that, if an employee or agent of Customer, declares a value on a shipment, said declaration will have no force or effect and, therefore, FedEx will waive the declared value surcharges for Ground shipments, so long as this claims waiver remains effective.